Exhibit 99.2
MERCK & CO., INC.
OTHER FINANCIAL DISCLOSURES
SECOND QUARTER
2007
EQUITY INCOME FROM AFFILIATES (millions of dollars)

	2Q `07	2Q `06	YTD 2007	YTD 2006

MERCK / SCHERING-PLOUGH	$(465.1)	$(320.0)	$(812.2)	$(508.0)
ASTRAZENECA LP	(215.1)	(215.4)	(427.1)	(428.9)
Other (1)	(78.9)	(75.9)	(172.4)	(177.8)

TOTAL	$(759.1)	$(611.3)	$(1,411.7)	$(1,114.7)

(1)	Primarily reflects results for Merial Limited, and joint ventures with Sanofi Pasteur and Johnson & Johnson.

JOINT VENTURE SALES DETAIL (millions of dollars)
All sales reported here are end-market JV sales, presented on a “NET” basis.

Merial	2Q `07	2Q `06	YTD 2007	YTD 2006

IVOMEC, HEARTGARD, other avermectins	$116.5	$121.0	$253.9	$250.5
FRONTLINE	296.8	254.0	624.4	515.5
BIOLOGICALS	157.5	152.6	310.8	292.1
Other Animal Health	65.9	58.8	125.3	114.0

TOTAL MERIAL SALES	$636.7	$586.4	$1,314.4	$1,172.1

Sanofi Pasteur-MSD	2Q `07	2Q `06	YTD 2007	YTD 2006

HEPATITIS VACCINES	$19.2	$17.4	$35.9	$36.5
VIRAL VACCINES	24.2	23.0	44.3	44.7
Other Vaccines (1)	221.4	136.7	379.4	268.6

TOTAL SANOFI-MSD SALES	$264.8	$177.1	$459.6	$349.8

(1)	Includes sales of Gardasil of $77.8 million in 2Q07 and $108.0 million for the first half of 2007.

Merck / Schering-Plough Collaboration	2Q `07	2Q `06	YTD 2007	YTD 2006

VYTORIN	$686.4	$497.4	$1,310.2	$875.8
ZETIA	577.5	476.0	1,121.5	890.8

TOTAL MERCK / SCHERING-PLOUGH SALES	$1,263.9	$973.4	$2,431.7	$1,766.6

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	2Q `07	2Q `06	YTD 2007	YTD 2006

INTEREST INCOME	$(172.3)	$(187.9)	$(354.0)	$(369.6)
INTEREST EXPENSE	103.3	91.9	205.7	190.1
EXCHANGE (GAINS) LOSSES	(12.0)	7.4	(31.6)	7.0
MINORITY INTERESTS	30.8	30.0	61.4	59.9
Other, net	(33.8)	(11.5)	(221.7)	(58.1)

TOTAL	$(84.0)	$(70.1)	$(340.2)	$(170.7)

Exhibit 99.2
MERCK & CO., INC.
OTHER FINANCIAL DISCLOSURES
SECOND QUARTER
2007
NET PRODUCT SALES DETAIL (millions of dollars)

	2Q `07 vs. 2Q `06
	TOTAL	TOTAL	U.S.	U.S.	Foreign	Foreign
PRODUCT	% CHG	$	% CHG	$	% CHG	$

COZAAR / HYZAAR	8%	847	11%	301	6%	546
FOSAMAX	-4%	786	-2%	506	-8%	279
SINGULAIR	15%	1,092	13%	768	20%	324
ZOCOR	-82%	178	*	2	-29%	176
Vaccines:
GARDASIL	*	358	*	286	*	72
ROTATEQ	*	119	*	114	*	5
ZOSTAVAX	*	47	*	47	N/A	—
OTHER VIRAL VACCINES (1)	89%	344	*	327	-14%	16
HEPATITIS VACCINES	35%	80	40%	68	8%	11
OTHER VACCINES	44%	96	29%	69	*	27
Other Reported Products:
AGGRASTAT	-13%	20	N/A	—	-13%	20
ARCOXIA	34%	89	N/A	—	34%	89
CANCIDAS	8%	134	-27%	35	30%	99
COSOPT / TRUSOPT	9%	192	10%	85	9%	107
CRIXIVAN / STOCRIN	2%	75	2%	5	2%	70
EMEND	49%	47	29%	32	*	15
INVANZ	37%	46	27%	26	51%	20
JANUVIA	*	144	*	137	*	7
JANUMET	*	24	*	23	*	1
MAXALT	12%	109	14%	73	9%	36
PRIMAXIN	8%	186	4%	51	9%	135
PROPECIA	16%	98	4%	39	25%	59
PROSCAR	-38%	113	-77%	20	-1%	93
TIMOPTIC / TIMOPTIC XE	-7%	31	-14%	2	-7%	29
VASOTEC / VASERETIC	-9%	127	N/A	—	-9%	127
ZOLINZA	*	3	*	3	N/A	—

* 100% or over

N/A — Not Applicable

(1) Includes ProQuad, M-M-R II and Varivax.

TOTAL SALES: VOLUME, PRICE, EXCHANGE

	2Q ‘07	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$6,111	6%	4	—	2

U.S. ($ MM)	3,697	5%	2	3	N/A
Foreign ($ MM)	2,414	8%	7	-4	5

Exhibit 99.2
MERCK & CO., INC.
OTHER FINANCIAL DISCLOSURES
JUNE YEAR-TO-DATE
2007
NET PRODUCT SALES DETAIL (millions of dollars)

	JUNE YTD '07 vs. JUNE YTD '06
	TOTAL	TOTAL	U.S.	U.S.	Foreign	Foreign
PRODUCT	% CHG	$	% CHG	$	% CHG	$

COZAAR / HYZAAR	11%	1,645	21%	606	6%	1,039
FOSAMAX	-3%	1,528	2%	989	-11%	538
SINGULAIR	20%	2,094	18%	1,478	24%	615
ZOCOR	-79%	436	-95%	73	-24%	364
Vaccines:
GARDASIL	*	723	*	598	*	125
ROTATEQ	*	204	*	196	*	8
ZOSTAVAX	*	90	*	90	N/A	—
OTHER VIRAL VACCINES (1)	73%	590	87%	554	-20%	36
HEPATITIS VACCINES	34%	151	43%	128	2%	23
OTHER VACCINES	53%	188	43%	134	84%	53
Other Reported Products:
AGGRASTAT	-3%	44	N/A	—	-3%	44
ARCOXIA	35%	169	N/A	—	35%	169
CANCIDAS	-1%	268	-42%	73	35%	195
COSOPT / TRUSOPT	16%	378	25%	168	9%	210
CRIXIVAN / STOCRIN	1%	158	-7%	11	2%	147
EMEND	75%	95	63%	68	*	27
INVANZ	41%	88	33%	49	53%	39
JANUVIA	*	231	*	219	*	11
JANUMET	*	24	*	23	*	1
MAXALT	14%	216	18%	144	7%	73
PRIMAXIN	12%	383	13%	112	12%	271
PROPECIA	21%	194	5%	76	34%	118
PROSCAR	-36%	238	-75%	46	4%	192
TIMOPTIC / TIMOPTIC XE	-6%	59	-11%	4	-6%	55
VASOTEC / VASERETIC	-10%	249	N/A	—	-10%	249
ZOLINZA	*	5	*	5	N/A	—

* 100% or over

N/A — Not Applicable

(1) Includes ProQuad, M-M-R II and Varivax.
TOTAL SALES: VOLUME, PRICE, EXCHANGE

	JUNE YTD ‘07	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES	$11,881	6%	5	—	2

U.S. ($ MM)	7,202	6%	4	2	N/A
Foreign ($ MM)	4,679	6%	5	-3	4